Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2016

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

August 3, 2016

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

This quarterly financial supplement reflects, for all periods presented, the retrospective adoption of a revised accounting standard related to the classification of certain debt issuance costs on Prudential Financial, Inc.’s consolidated balance sheet.

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2015			2016
2016	2015	Change		2Q	3Q	4Q	1Q	2Q

			Pre-tax adjusted operating income (loss) by division:
1,582	1,999	-21%	U.S. Retirement Solutions and Investment Management Division	981	732	776	712	870
(55)	458	-112%	U.S. Individual Life and Group Insurance Division	312	227	126	146	(201)
1,582	1,676	-6%	International Insurance Division	842	812	738	779	803
(727)	(547)	-33%	Corporate and other operations	(294)	(308)	(458)	(312)	(415)

2,382	3,586	-34%	Total pre-tax adjusted operating income	1,841	1,463	1,182	1,325	1,057
556	938	-41%	Income taxes, applicable to adjusted operating income	491	353	291	328	228

1,826	2,648	-31%	After-tax adjusted operating income	1,350	1,110	891	997	829

			Reconciling items:
698	1,337	-48%	Realized investment gains (losses), net, and related charges and adjustments	286	438	(196)	338	360
324	(137)	336%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(220)	(228)	(159)	216	108
(263)	37	-811%	Change in experience-rated contractholder liabilities due to asset value changes	234	258	138	(130)	(133)
			Divested businesses:
(105)	30	-450%	Closed Block division	52	108	(80)	(73)	(32)
20	(34)	159%	Other divested businesses	(109)	8	(40)	31	(11)
17	58	-71%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	45	2	(2)	25	(8)

691	1,291	-46%	Total reconciling items, before income taxes	288	586	(339)	407	284
243	440	-45%	Income taxes, not applicable to adjusted operating income	188	231	(181)	40	203

448	851	-47%	Total reconciling items, after income taxes	100	355	(158)	367	81

2,274	3,499	-35%	Income from continuing operations (after-tax) before equity in earnings of operating joint ventures	1,450	1,465	733	1,364	910
(17)	(57)	70%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(44)	—	2	(28)	11

2,257	3,442	-34%	Income from continuing operations attributable to Prudential Financial, Inc.	1,406	1,465	735	1,336	921
37	63	-41%	Earnings attributable to noncontrolling interests	53	2	5	33	4

2,294	3,505	-35%	Income from continuing operations (after-tax)	1,459	1,467	740	1,369	925
—	—	—	Income from discontinued operations, net of taxes	—	—	—	—	—

2,294	3,505	-35%	Net income	1,459	1,467	740	1,369	925
37	63	-41%	Less: Income attributable to noncontrolling interests	53	2	5	33	4

2,257	3,442	-34%	Net income attributable to Prudential Financial, Inc.	1,406	1,465	735	1,336	921

10.8%	16.9%		Operating Return on Average Equity (based on adjusted operating income) (1)	16.8%	13.5%	10.7%	11.9%	9.8%

(1)	Adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3. An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (based on income from continuing operations) is 7.1%, 11.7%, 6.9%, 13.9%, and 13.0% for the three months ended June, 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted):
4.02	5.69	After-tax adjusted operating income	2.91	2.40	1.94	2.18	1.84

		Reconciling items:
1.55	2.89	Realized investment gains (losses), net, and related charges and adjustments	0.62	0.95	(0.43)	0.75	0.80
0.72	(0.30)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.48)	(0.50)	(0.35)	0.48	0.24
(0.58)	0.08	Change in experience-rated contractholder liabilities due to asset value changes	0.51	0.56	0.30	(0.29)	(0.30)
		Divested businesses:
(0.23)	0.06	Closed Block division	0.11	0.23	(0.17)	(0.16)	(0.07)
0.04	(0.07)	Other divested businesses	(0.24)	0.02	(0.09)	0.07	(0.02)
(0.01)	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	—	(0.01)	—	(0.01)	—

1.49	2.64	Total reconciling items, before income taxes	0.52	1.25	(0.74)	0.84	0.65
0.54	0.93	Income taxes, not applicable to adjusted operating income	0.40	0.49	(0.40)	0.09	0.45

0.95	1.71	Total reconciling items, after income taxes	0.12	0.76	(0.34)	0.75	0.20

4.97	7.40	Income from continuing operations (after-tax) attributable to Prudential Financial, Inc.	3.03	3.16	1.60	2.93	2.04
—	—	Income from discontinued operations, net of taxes	—	—	—	—	—

4.97	7.40	Net income attributable to Prudential Financial, Inc.	3.03	3.16	1.60	2.93	2.04

443.2	453.4	Weighted average number of outstanding Common shares (basic)	452.6	451.0	448.7	445.3	441.1
451.3	462.2	Weighted average number of outstanding Common shares (diluted)	461.4	459.7	457.5	453.2	449.3

9	9	Earnings related to interest, net of tax, on exchangeable surplus notes	5	4	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
20	25	After-tax adjusted operating income	13	12	8	11	9
25	33	Income from continuing operations (after-tax)	14	15	6	14	11

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,620	1,833	1,216	969	676
		Long-term debt	14,242	14,309	13,783	13,795	13,172
		Junior Subordinated Long-Term Debt	5,884	5,884	5,811	5,813	5,814

		Prudential Financial, Inc. Equity:
		Including accumulated other comprehensive income	41,723	42,720	41,890	49,242	55,149
		Excluding accumulated other comprehensive income (2)	28,319	29,257	29,605	30,176	30,482
		Amount included above for foreign currency exchange rate remeasurement (3)	(4,211)	(4,034)	(3,747)	(3,628)	(3,509)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	32,530	33,291	33,352	33,804	33,991

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	91.17	93.87	92.39	109.66	123.77
		Excluding accumulated other comprehensive income (2)	61.89	64.32	65.32	67.36	68.65
		Amount included above for foreign currency exchange rate remeasurement (3)	(9.20)	(8.87)	(8.27)	(8.10)	(7.90)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	71.09	73.19	73.59	75.46	76.55

		Number of diluted shares at end of period (5)	457.6	454.9	453.2	448.0	444.0

		Common Stock Price Range (based on closing price):
79.84	91.47	High	91.47	91.68	87.69	79.84	79.71
58.00	75.32	Low	79.13	74.22	75.40	58.00	66.93
71.34	87.52	Close	87.52	76.21	81.41	72.22	71.34

		Common Stock market capitalization (1)	39,550	34,249	36,398	32,001	31,304

(1)	As of end of period.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock including accumulated other comprehensive income as of June 30, and September 30, 2015 includes a $500 million increase in equity and a 5.5 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $90.85, and as of December 31, 2015, March 31, and June 30, 2016 includes a $500 million increase in equity and a 5.6 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $88.90.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

OPERATIONS HIGHLIGHTS

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	380.6	380.9	389.1	403.6	418.8
		Retail customers	199.2	188.9	197.3	198.6	202.1
		General account	368.5	376.7	376.7	400.8	426.3

		Total Investment Management and Advisory Services	948.3	946.5	963.1	1,003.0	1,047.2
		Non-proprietary assets under management	191.5	178.2	175.5	167.0	169.8

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,139.8	1,124.7	1,138.6	1,170.0	1,217.0
		Managed by U.S. Individual Life and Group Insurance Division	24.1	24.2	24.1	25.1	25.7
		Managed by International Insurance Division	22.9	22.2	21.0	22.8	25.0

		Total assets under management	1,186.8	1,171.1	1,183.7	1,217.9	1,267.7
		Client assets under administration	165.7	163.1	163.2	170.5	171.7

		Total assets under management and administration	1,352.5	1,334.2	1,346.9	1,388.4	1,439.4

		Assets managed or administered for customers outside of the United States at end of period	263.1	263.4	270.5	297.5	324.6

		Distribution Representatives (1):
		Prudential Agents	2,866	2,922	2,903	2,969	2,987
		International Life Planners	7,415	7,509	7,592	7,608	7,551
		Gibraltar Life Consultants	8,565	8,593	8,805	8,781	8,734

25	50	Prudential Agent productivity ($ thousands)	53	57	68	47	54

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2015			2016
2016	2015	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
11,723	12,695	-8%	Premiums	6,782	5,273	7,495	5,577	6,146
2,799	2,937	-5%	Policy charges and fee income	1,383	1,552	1,514	1,511	1,288
6,104	5,979	2%	Net investment income	2,974	3,015	2,964	3,017	3,087
2,478	2,696	-8%	Asset management fees, commissions and other income	1,361	1,238	1,272	1,187	1,291

23,104	24,307	-5%	Total revenues	12,500	11,078	13,245	11,292	11,812

			Benefits and Expenses (1):
12,797	13,141	-3%	Insurance and annuity benefits	6,925	5,640	7,917	5,984	6,813
1,821	1,791	2%	Interest credited to policyholders’ account balances	907	915	879	907	914
682	641	6%	Interest expense	324	339	322	325	357
(1,403)	(1,311)	-7%	Deferral of acquisition costs	(664)	(650)	(691)	(685)	(718)
760	679	12%	Amortization of acquisition costs	251	509	443	479	281
6,065	5,780	5%	General and administrative expenses	2,916	2,862	3,193	2,957	3,108

20,722	20,721	0%	Total benefits and expenses	10,659	9,615	12,063	9,967	10,755

2,382	3,586	-34%	Adjusted operating income before income taxes	1,841	1,463	1,182	1,325	1,057

			Reconciling items:
2,220	1,602	39%	Realized investment gains (losses), net, and related adjustments	(60)	1,117	(461)	1,418	802
(1,522)	(265)	-474%	Related charges	346	(679)	265	(1,080)	(442)

698	1,337	-48%	Total realized investment gains (losses), net, and related charges and adjustments	286	438	(196)	338	360

324	(137)	336%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(220)	(228)	(159)	216	108
(263)	37	-811%	Change in experience-rated contractholder liabilities due to asset value changes	234	258	138	(130)	(133)
			Divested businesses:
(105)	30	-450%	Closed Block division	52	108	(80)	(73)	(32)
20	(34)	159%	Other divested businesses	(109)	8	(40)	31	(11)
17	58	-71%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	45	2	(2)	25	(8)

691	1,291	-46%	Total reconciling items, before income taxes	288	586	(339)	407	284

3,073	4,877	-37%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	2,129	2,049	843	1,732	1,341
799	1,378	-42%	Income tax expense	679	584	110	368	431

2,274	3,499	-35%	Income from continuing operations before equity in earnings of operating joint ventures	1,450	1,465	733	1,364	910

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests. See pages 35 and 36 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended June 30, 2016
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	6,146	1,018	1,234	3,899	(5)
Policy charges and fee income	1,288	687	505	106	(10)
Net investment income	3,087	1,194	593	1,204	96
Asset management fees, commissions and other income	1,291	1,217	187	134	(247)

Total revenues	11,812	4,116	2,519	5,343	(166)

Benefits and Expenses (1):
Insurance and annuity benefits	6,813	1,460	1,950	3,397	6
Interest credited to policyholders’ account balances	914	451	233	230	—
Interest expense	357	28	146	1	182
Deferral of acquisition costs	(718)	(128)	(172)	(436)	18
Amortization of acquisition costs	281	131	(111)	273	(12)
General and administrative expenses	3,108	1,304	674	1,075	55

Total benefits and expenses	10,755	3,246	2,720	4,540	249

Adjusted operating income (loss) before income taxes	1,057	870	(201)	803	(415)

	Quarter Ended June 30, 2015
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	6,782	1,939	1,200	3,633	10
Policy charges and fee income	1,383	740	516	139	(12)
Net investment income	2,974	1,186	551	1,099	138
Asset management fees, commissions and other income	1,361	1,291	184	166	(280)

Total revenues	12,500	5,156	2,451	5,037	(144)

Benefits and Expenses (1):
Insurance and annuity benefits	6,925	2,330	1,471	3,133	(9)
Interest credited to policyholders’ account balances	907	446	237	224	—
Interest expense	324	24	140	1	159
Deferral of acquisition costs	(664)	(128)	(157)	(395)	16
Amortization of acquisition costs	251	132	(127)	255	(9)
General and administrative expenses	2,916	1,371	575	977	(7)

Total benefits and expenses	10,659	4,175	2,139	4,195	150

Adjusted operating income (loss) before income taxes	1,841	981	312	842	(294)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Six Months Ended June 30, 2016
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	11,723	1,689	2,453	7,595	(14)
Policy charges and fee income	2,799	1,362	1,224	236	(23)
Net investment income	6,104	2,392	1,175	2,324	213
Asset management fees, commissions and other income	2,478	2,381	353	232	(488)

Total revenues	23,104	7,824	5,205	10,387	(312)

Benefits and Expenses (1):
Insurance and annuity benefits	12,797	2,631	3,584	6,570	12
Interest credited to policyholders’ account balances	1,821	904	460	457	—
Interest expense	682	53	288	3	338
Deferral of acquisition costs	(1,403)	(238)	(334)	(862)	31
Amortization of acquisition costs	760	286	(33)	533	(26)
General and administrative expenses	6,065	2,606	1,295	2,104	60

Total benefits and expenses	20,722	6,242	5,260	8,805	415

Adjusted operating income (loss) before income taxes	2,382	1,582	(55)	1,582	(727)

	Six Months Ended June 30, 2015
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	12,695	3,152	2,388	7,152	3
Policy charges and fee income	2,937	1,460	1,221	279	(23)
Net investment income	5,979	2,403	1,100	2,198	278
Asset management fees, commissions and other income	2,696	2,539	370	314	(527)

Total revenues	24,307	9,554	5,079	9,943	(269)

Benefits and Expenses (1):
Insurance and annuity benefits	13,141	3,946	3,069	6,135	(9)
Interest credited to policyholders’ account balances	1,791	896	447	448	—
Interest expense	641	58	276	2	305
Deferral of acquisition costs	(1,311)	(248)	(296)	(796)	29
Amortization of acquisition costs	679	231	(39)	507	(20)
General and administrative expenses	5,780	2,672	1,164	1,971	(27)

Total benefits and expenses	20,721	7,555	4,621	8,267	278

Adjusted operating income (loss) before income taxes	3,586	1,999	458	1,676	(547)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

CONSOLIDATED BALANCE SHEETS

(in millions)

	06/30/2015	09/30/2015	12/31/2015	03/31/2016	06/30/2016

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $262,820; $263,281; $265,416; $278,000; $286,066)	290,063	290,778	290,323	314,529	332,270
Fixed maturities, held to maturity, at amortized cost (fair value $2,674; $2,669; $2,624; $2,841; $3,026)	2,396	2,380	2,308	2,411	2,485
Trading account assets supporting insurance liabilities, at fair value	20,267	20,408	20,522	21,447	21,702
Other trading account assets, at fair value	12,749	14,075	14,458	8,052	7,268
Equity securities, available for sale, at fair value (cost $6,870; $6,755; $6,847; $7,026; $7,088)	9,901	9,109	9,274	9,400	9,496
Commercial mortgage and other loans	48,569	50,048	50,559	50,798	51,447
Policy loans	11,652	11,624	11,657	11,805	11,930
Other long-term investments	10,678	10,591	9,986	10,281	10,247
Short-term investments	5,669	7,937	8,105	3,697	5,035

Total investments	411,944	416,950	417,192	432,420	451,880
Cash and cash equivalents	17,038	20,207	17,612	22,492	24,142
Accrued investment income	3,117	3,156	3,110	3,180	3,211
Deferred policy acquisition costs	16,569	16,206	16,718	15,998	16,152
Value of business acquired	2,994	2,847	2,828	2,582	1,951
Other assets	14,589	14,409	14,225	14,822	14,322
Separate account assets	296,341	280,616	285,570	281,501	284,832

Total assets	762,592	754,391	757,255	772,995	796,490

Liabilities:
Future policy benefits	216,555	222,220	224,384	234,728	242,950
Policyholders’ account balances	135,630	136,620	136,784	139,745	142,716
Securities sold under agreements to repurchase	7,863	8,107	7,882	8,357	7,335
Cash collateral for loaned securities	3,808	4,241	3,496	4,052	4,643
Income taxes	9,239	9,644	8,714	12,128	15,140
Senior short-term debt	3,620	1,833	1,216	969	676
Senior long-term debt	14,242	14,309	13,783	13,795	13,172
Junior subordinated long-term debt	5,884	5,884	5,811	5,813	5,814
Notes issued by consolidated variable interest entities	7,455	8,370	8,597	2,946	2,094
Other liabilities	19,663	19,777	19,095	19,696	21,940
Separate account liabilities	296,341	280,616	285,570	281,501	284,832

Total liabilities	720,300	711,621	715,332	723,730	741,312

Equity:
Accumulated other comprehensive income	13,404	13,463	12,285	19,066	24,667
Other equity	28,319	29,257	29,605	30,176	30,482

Total Prudential Financial, Inc. equity	41,723	42,720	41,890	49,242	55,149

Noncontrolling Interest	569	50	33	23	29

Total Equity	42,292	42,770	41,923	49,265	55,178

Total liabilities and equity	762,592	754,391	757,255	772,995	796,490

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of June 30, 2016

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	451,880	61,274	390,606	130,889	56,784	186,515	16,418
Deferred policy acquisition costs	16,152	354	15,798	4,248	4,952	6,896	(298)
Other assets	43,626	2,080	41,546	21,088	10,781	10,163	(486)
Separate account assets	284,832	—	284,832	240,637	45,276	2,778	(3,859)

Total assets	796,490	63,708	732,782	396,862	117,793	206,352	11,775

Liabilities:
Future policy benefits	242,950	49,361	193,589	67,812	16,235	105,016	4,526
Policyholders’ account balances	142,716	5,221	137,495	57,513	32,308	47,680	(6)
Debt	19,662	—	19,662	3,011	7,595	53	9,003
Other liabilities	51,152	10,537	40,615	7,394	7,767	20,298	5,156
Separate account liabilities	284,832	—	284,832	240,637	45,276	2,778	(3,859)

Total liabilities	741,312	65,119	676,193	376,367	109,181	175,825	14,820

Equity:
Accumulated other comprehensive income (loss)	24,667	21	24,646	3,275	1,676	20,510	(815)
Other equity	30,482	(1,433)	31,915	17,186	6,936	9,969	(2,176)

Total Prudential Financial, Inc. equity	55,149	(1,412)	56,561	20,461	8,612	30,479	(2,991)

Noncontrolling Interest	29	1	28	34	—	48	(54)

Total Equity	55,178	(1,411)	56,589	20,495	8,612	30,527	(3,045)

Total liabilities and equity	796,490	63,708	732,782	396,862	117,793	206,352	11,775

	As of December 31, 2015

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	417,192	59,758	357,434	132,934	50,547	157,800	16,153
Deferred policy acquisition costs	16,718	373	16,345	5,048	5,064	6,554	(321)
Other assets	37,775	1,996	35,779	15,081	11,143	8,246	1,309
Separate account assets	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total assets	757,255	62,127	695,128	395,121	111,200	175,153	13,654

Liabilities:
Future policy benefits	224,384	49,539	174,845	63,585	15,053	91,931	4,276
Policyholders’ account balances	136,784	5,250	131,534	55,833	31,987	43,711	3
Debt	20,810	—	20,810	2,846	7,251	29	10,684
Other liabilities	47,784	8,747	39,037	15,524	6,633	14,865	2,015
Separate account liabilities	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total liabilities	715,332	63,536	651,796	379,846	105,370	153,089	13,491

Equity:
Accumulated other comprehensive income (loss)	12,285	2	12,283	576	504	12,897	(1,694)
Other equity	29,605	(1,411)	31,016	14,686	5,326	9,119	1,885

Total Prudential Financial, Inc. equity	41,890	(1,409)	43,299	15,262	5,830	22,016	191

Noncontrolling Interest	33	—	33	13	—	48	(28)

Total Equity	41,923	(1,409)	43,332	15,275	5,830	22,064	163

Total liabilities and equity	757,255	62,127	695,128	395,121	111,200	175,153	13,654

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of June 30, 2016				As of December 31, 2015
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	—	5,822	5,814	11,636	194	5,875	5,811	11,880
Operating Debt - Investment related	379	5,643	—	6,022	438	6,573	—	7,011
Operating Debt - Specified businesses	224	1,132	—	1,356	584	770	—	1,354
Limited recourse and non-recourse borrowing	73	575	—	648	—	565	—	565

Total debt	676	13,172	5,814	19,662	1,216	13,783	5,811	20,810

	As of June 30, 2016				As of December 31, 2015
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	10,641	939	56	11,636	10,888	941	51	11,880
Operating Debt - Investment related	4,094	328	1,599	6,021	5,328	72	1,611	7,011
Operating Debt - Specified businesses	1,179	178	—	1,357	970	384	—	1,354
Limited recourse and non-recourse borrowing	—	648	—	648	—	565	—	565

Total debt	15,914	2,093	1,655	19,662	17,186	1,962	1,662	20,810

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $839 million and $841 million of surplus notes as of June 30, 2016 and December 31, 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2015			2016
2016	2015	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
1,689	3,152	-46%	Premiums	1,939	688	3,005	671	1,018
1,362	1,460	-7%	Policy charges and fee income	740	718	707	675	687
2,392	2,403	0%	Net investment income	1,186	1,205	1,188	1,198	1,194
2,381	2,539	-6%	Asset management fees, commissions and other income	1,291	1,197	1,198	1,164	1,217

7,824	9,554	-18%	Total revenues	5,156	3,808	6,098	3,708	4,116

			Benefits and Expenses (1):
2,631	3,946	-33%	Insurance and annuity benefits	2,330	1,216	3,502	1,171	1,460
904	896	1%	Interest credited to policyholders’ account balances	446	468	440	453	451
53	58	-9%	Interest expense	24	25	21	25	28
(238)	(248)	4%	Deferral of acquisition costs	(128)	(117)	(122)	(110)	(128)
286	231	24%	Amortization of acquisition costs	132	179	140	155	131
2,606	2,672	-2%	General and administrative expenses	1,371	1,305	1,341	1,302	1,304

6,242	7,555	-17%	Total benefits and expenses	4,175	3,076	5,322	2,996	3,246

1,582	1,999	-21%	Adjusted operating income before income taxes	981	732	776	712	870

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2016				Quarter Ended June 30, 2016
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,689	76	1,613	—	1,018	44	974	—
Policy charges and fee income	1,362	1,251	111	—	687	631	56	—
Net investment income	2,392	322	2,029	41	1,194	161	1,010	23
Asset management fees, commissions and other income	2,381	603	381	1,397	1,217	307	201	709

Total revenues	7,824	2,252	4,134	1,438	4,116	1,143	2,241	732

Benefits and Expenses (1):
Insurance and annuity benefits	2,631	168	2,463	—	1,460	57	1,403	—
Interest credited to policyholders’ account balances	904	198	706	—	451	98	353	—
Interest expense	53	37	9	7	28	19	5	4
Deferral of acquisition costs	(238)	(217)	(15)	(6)	(128)	(117)	(8)	(3)
Amortization of acquisition costs	286	266	12	8	131	122	5	4
General and administrative expenses	2,606	1,045	504	1,057	1,304	537	247	520

Total benefits and expenses	6,242	1,497	3,679	1,066	3,246	716	2,005	525

Adjusted operating income before income taxes	1,582	755	455	372	870	427	236	207

	Six Months Ended June 30, 2015				Quarter Ended June 30, 2015
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	3,152	60	3,092	—	1,939	31	1,908	—
Policy charges and fee income	1,460	1,351	109	—	740	682	58	—
Net investment income	2,403	294	2,048	61	1,186	143	1,007	36
Asset management fees, commissions and other income	2,539	682	409	1,448	1,291	344	207	740

Total revenues	9,554	2,387	5,658	1,509	5,156	1,200	3,180	776

Benefits and Expenses (1):
Insurance and annuity benefits	3,946	81	3,865	—	2,330	33	2,297	—
Interest credited to policyholders’ account balances	896	162	734	—	446	81	365	—
Interest expense	58	40	14	4	24	15	7	2
Deferral of acquisition costs	(248)	(221)	(21)	(6)	(128)	(112)	(13)	(3)
Amortization of acquisition costs	231	181	40	10	132	92	35	5
General and administrative expenses	2,672	1,067	505	1,100	1,371	543	252	576

Total benefits and expenses	7,555	1,310	5,137	1,108	4,175	652	2,943	580

Adjusted operating income before income taxes	1,999	1,077	521	401	981	548	237	196

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
149,441	155,083	Beginning total account value	157,552	155,424	146,685	149,441	149,246
1,349	2,267	Sales: Highest Daily Suite - risk retained by Prudential (1)	846	735	680	683	666
728	559	Highest Daily Suite - externally reinsured living benefits	559	500	486	374	354
2,191	1,715	Other variable annuities (2)	921	880	910	944	1,247

4,268	4,541	Total sales	2,326	2,115	2,076	2,001	2,267
(3,662)	(4,337)	Surrenders and withdrawals	(2,170)	(1,965)	(1,989)	(1,748)	(1,914)

606	204	Net sales	156	150	87	253	353
(754)	(790)	Benefit payments	(390)	(400)	(351)	(355)	(399)

(148)	(586)	Net flows	(234)	(250)	(264)	(102)	(46)
3,637	2,730	Change in market value, interest credited, and other	(983)	(7,594)	3,909	764	2,873
(1,742)	(1,803)	Policy charges	(911)	(895)	(889)	(857)	(885)

151,188	155,424	Ending total account value	155,424	146,685	149,441	149,246	151,188

		Variable Annuities Account Value by Product:
111,820	117,723	Highest Daily Suite - risk retained by Prudential (1)	117,723	110,390	112,060	111,229	111,820
2,259	553	Highest Daily Suite - externally reinsured living benefits	553	1,011	1,513	1,893	2,259
37,109	37,148	Other variable annuities (2)	37,148	35,284	35,868	36,124	37,109

151,188	155,424	Ending total account value	155,424	146,685	149,441	149,246	151,188

		Fixed Annuities and other products (3):
3,504	3,581	Beginning total account value	3,575	3,552	3,532	3,504	3,487
30	27	Sales	15	8	13	16	14
(57)	(62)	Surrenders and withdrawals	(33)	(30)	(32)	(31)	(26)

(27)	(35)	Net redemptions	(18)	(22)	(19)	(15)	(12)
(178)	(187)	Benefit payments	(99)	(91)	(91)	(88)	(90)

(205)	(222)	Net flows	(117)	(113)	(110)	(103)	(102)
191	193	Interest credited and other	94	94	83	86	105
(1)	—	Policy charges	—	(1)	(1)	—	(1)

3,489	3,552	Ending total account value	3,552	3,532	3,504	3,487	3,489

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
1,205	1,311	Insurance Agents	673	611	627	580	625
837	837	Wirehouses	443	429	415	385	452
1,680	1,736	Independent Financial Planners	881	788	761	783	897
576	684	Bank Distribution	344	295	286	269	307

4,298	4,568	Total	2,341	2,123	2,089	2,017	2,281

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,942	9,852	Beginning balance	9,728	9,724	10,030	9,942	10,017
459	610	Premiums and deposits	302	276	279	238	221
(281)	(382)	Surrenders and withdrawals	(184)	(176)	(146)	(141)	(140)

178	228	Net sales	118	100	133	97	81
(215)	(228)	Benefit payments	(123)	(109)	(109)	(105)	(110)

(37)	—	Net flows	(5)	(9)	24	(8)	(29)
126	127	Interest credited and other	63	66	70	64	62
(53)	(254)	Net transfers (to) from separate account	(61)	249	(181)	19	(72)
(1)	(1)	Policy charges	(1)	—	(1)	—	(1)

9,977	9,724	Ending balance	9,724	10,030	9,942	10,017	9,977

		Account Values in Separate Account (1):
143,003	148,812	Beginning balance	151,399	149,252	140,187	143,003	142,716
3,839	3,958	Premiums and deposits	2,039	1,847	1,810	1,779	2,060
(3,438)	(4,017)	Surrenders and withdrawals	(2,019)	(1,819)	(1,875)	(1,638)	(1,800)

401	(59)	Net sales (redemptions)	20	28	(65)	141	260
(717)	(749)	Benefit payments	(366)	(382)	(333)	(338)	(379)

(316)	(808)	Net flows	(346)	(354)	(398)	(197)	(119)
3,702	2,796	Change in market value, interest credited and other	(952)	(7,566)	3,922	786	2,916
53	254	Net transfers (to) from general account	61	(249)	181	(19)	72
(1,742)	(1,802)	Policy charges	(910)	(896)	(889)	(857)	(885)

144,700	149,252	Ending balance	149,252	140,187	143,003	142,716	144,700

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2015			2016
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	5,276	4,933	4,767	4,658	4,524
Guaranteed minimum withdrawal benefits	666	588	578	552	537
Guaranteed minimum income benefits	3,151	2,861	2,870	2,780	2,749
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	121,358	114,539	116,724	116,818	118,666
Guaranteed minimum withdrawal & income benefits - externally reinsured	553	1,011	1,513	1,893	2,259

Total	131,004	123,932	126,452	126,701	128,735

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	112,770	105,926	107,411	106,699	107,253
Account Values with Auto-Rebalancing Feature - externally reinsured	553	1,011	1,513	1,893	2,259
Account Values without Auto-Rebalancing Feature	17,681	16,995	17,528	18,109	19,223

Total	131,004	123,932	126,452	126,701	128,735

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	2,350	4,259	4,019	4,395	4,366
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	905	1,296	1,194	1,225	1,179

Total	3,255	5,555	5,213	5,620	5,545

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2015			2016
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	118,425	112,070	114,402	114,662	116,599
Net amount at risk	470	894	737	648	544
Minimum return, anniversary contract value, or maximum contract value:
Account value	33,665	31,366	31,658	31,188	31,127
Net amount at risk	3,058	4,711	4,212	4,367	4,147

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	113,323	106,937	108,924	108,592	109,512
Account Values without Auto-Rebalancing Feature	38,767	36,499	37,136	37,258	38,214

Total	152,090	143,436	146,060	145,850	147,726

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	980	2,305	1,919	2,025	1,852
Net Amount at Risk without Auto-Rebalancing Feature	2,548	3,300	3,030	2,990	2,839

Total	3,528	5,605	4,949	5,015	4,691

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
188,961	184,196	Beginning total account value	188,145	188,807	184,515	188,961	190,953
11,355	11,354	Deposits and sales	5,040	9,422	4,908	6,656	4,699
(9,799)	(10,912)	Withdrawals and benefits	(4,683)	(5,072)	(5,575)	(5,286)	(4,513)
3,490	4,169	Change in market value, interest credited, interest income and other activity	305	(8,642)	5,113	622	2,868

194,007	188,807	Ending total account value	188,807	184,515	188,961	190,953	194,007

1,556	442	Net additions (withdrawals)	357	4,350	(667)	1,370	186

		Stable value account values included above	45,007	45,731	45,971	46,865	47,581

		Institutional Investment Products:
179,964	179,641	Beginning total account value	177,120	183,798	181,662	179,964	180,819
5,482	10,116	Additions	9,147	2,031	3,425	2,061	3,421
(5,902)	(7,303)	Withdrawals and benefits	(3,808)	(3,940)	(4,145)	(2,783)	(3,119)
4,251	1,712	Change in market value, interest credited and interest income	83	1,106	658	2,198	2,053
(2,913)	(368)	Other (1)	1,256	(1,333)	(1,636)	(621)	(2,292)

180,882	183,798	Ending total account value	183,798	181,662	179,964	180,819	180,882

(420)	2,813	Net additions (withdrawals)	5,339	(1,909)	(720)	(722)	302

		Amounts included in ending total account value above:
69,567	67,958	Investment-only stable value wraps	67,958	68,097	66,827	68,624	69,567
31,438	36,252	Longevity reinsurance (2)	36,252	34,628	33,453	32,364	31,438
79,877	79,588	Group annuities and other products	79,588	78,937	79,684	79,831	79,877

180,882	183,798	Ending total account value	183,798	181,662	179,964	180,819	180,882

(1)	“Other” activity includes the effect of foreign exchange rate changes, as well as changes in asset balances for externally managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2015			2016
2016	2015	Change		2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
1,071	1,070	0%	Asset management fees	540	536	529	524	547
138	124	11%	Other related revenues	52	49	68	71	67
229	315	-27%	Service, distribution and other revenues	184	119	134	111	118

1,438	1,509	-5%	Total Asset Management segment revenues	776	704	731	706	732

			Analysis of asset management fees by source:
498	458	9%	Institutional customers	230	234	231	242	256
342	386	-11%	Retail customers	197	191	187	169	173
231	226	2%	General account	113	111	111	113	118

1,071	1,070	0%	Total asset management fees	540	536	529	524	547

Supplementary Assets Under Management Information (in billions):
	June 30, 2016
	Equity	Fixed Income	Real Estate	Total
Institutional customers	58.1	319.6	41.1	418.8
Retail customers	113.8	86.2	2.1	202.1
General account	6.3	418.2	1.8	426.3

Total	178.2	824.0	45.0	1,047.2

	June 30, 2015
	Equity	Fixed Income	Real Estate	Total
Institutional customers	65.7	277.4	37.5	380.6
Retail customers	128.5	68.4	2.3	199.2
General account	7.7	359.0	1.8	368.5

Total	201.9	704.8	41.6	948.3

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
347.1	323.6	Beginning assets under management	334.1	335.9	338.6	347.1	359.3
27.3	35.1	Additions	18.3	15.5	16.3	12.5	14.8
(27.9)	(24.6)	Withdrawals	(11.5)	(10.8)	(10.3)	(15.1)	(12.8)
24.0	1.6	Change in market value	(5.0)	(1.7)	2.2	12.7	11.3
(0.6)	0.2	Net money market flows	—	(0.2)	0.3	(1.0)	0.4
3.5	—	Other (1)	—	(0.1)	—	3.1	0.4

373.4	335.9	Ending assets under management	335.9	338.6	347.1	359.3	373.4
45.4	44.7	Affiliated institutional assets under management	44.7	42.3	42.0	44.3	45.4

418.8	380.6	Total assets managed for institutional customers at end of period	380.6	380.9	389.1	403.6	418.8

(0.6)	10.5	Net institutional additions (withdrawals), excluding money market activity	6.8	4.7	6.0	(2.6)	2.0

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
128.9	126.8	Beginning assets under management	135.1	135.2	125.9	128.9	127.8
21.7	23.4	Additions	10.3	8.2	9.3	10.2	11.5
(20.6)	(19.8)	Withdrawals	(10.7)	(9.8)	(10.5)	(10.7)	(9.9)
0.7	4.8	Change in market value	0.5	(7.6)	4.2	(1.2)	1.9
(0.1)	—	Net money market flows	—	—	—	(0.1)	—
0.7	—	Other (1)	—	(0.1)	—	0.7	—

131.3	135.2	Ending assets under management	135.2	125.9	128.9	127.8	131.3
70.8	64.0	Affiliated retail assets under management	64.0	63.0	68.4	70.8	70.8

202.1	199.2	Total assets managed for retail customers at end of period	199.2	188.9	197.3	198.6	202.1

1.1	3.6	Net retail additions (withdrawals), excluding money market activity	(0.4)	(1.6)	(1.2)	(0.5)	1.6

(1)	“Other” activity represents transfers from the Retirement Segment as a result of changes in the client contract form, impact of acquired business of $3.4B as of March 4, 2016 and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2015			2016
2016	2015	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,453	2,388	3%	Premiums	1,200	1,203	1,190	1,219	1,234
1,224	1,221	0%	Policy charges and fee income	516	717	699	719	505
1,175	1,100	7%	Net investment income	551	593	562	582	593
353	370	-5%	Asset management fees, commissions and other income	184	156	177	166	187

5,205	5,079	2%	Total revenues	2,451	2,669	2,628	2,686	2,519

			Benefits and Expenses (1):
3,584	3,069	17%	Insurance and annuity benefits	1,471	1,507	1,570	1,634	1,950
460	447	3%	Interest credited to policyholders’ account balances	237	228	226	227	233
288	276	4%	Interest expense	140	142	140	142	146
(334)	(296)	-13%	Deferral of acquisition costs	(157)	(166)	(198)	(162)	(172)
(33)	(39)	15%	Amortization of acquisition costs	(127)	98	80	78	(111)
1,295	1,164	11%	General and administrative expenses	575	633	684	621	674

5,260	4,621	14%	Total benefits and expenses	2,139	2,442	2,502	2,540	2,720

(55)	458	-112%	Adjusted operating income (loss) before income taxes	312	227	126	146	(201)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2016			Quarter Ended June 30, 2016
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,453	426	2,027	1,234	216	1,018
Policy charges and fee income	1,224	899	325	505	329	176
Net investment income	1,175	881	294	593	445	148
Asset management fees, commissions and other income	353	315	38	187	165	22

Total revenues	5,205	2,521	2,684	2,519	1,155	1,364

Benefits and Expenses (1):
Insurance and annuity benefits	3,584	1,563	2,021	1,950	949	1,001
Interest credited to policyholders’ account balances	460	333	127	233	169	64
Interest expense	288	286	2	146	145	1
Deferral of acquisition costs	(334)	(334)	—	(172)	(172)	—
Amortization of acquisition costs	(33)	(36)	3	(111)	(113)	2
General and administrative expenses	1,295	879	416	674	467	207

Total benefits and expenses	5,260	2,691	2,569	2,720	1,445	1,275

Adjusted operating income (loss) before income taxes	(55)	(170)	115	(201)	(290)	89

	Six Months Ended June 30, 2015			Quarter Ended June 30, 2015
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,388	461	1,927	1,200	229	971
Policy charges and fee income	1,221	923	298	516	360	156
Net investment income	1,100	812	288	551	409	142
Asset management fees, commissions and other income	370	315	55	184	162	22

Total revenues	5,079	2,511	2,568	2,451	1,160	1,291

Benefits and Expenses (1):
Insurance and annuity benefits	3,069	1,155	1,914	1,471	540	931
Interest credited to policyholders’ account balances	447	315	132	237	160	77
Interest expense	276	271	5	140	137	3
Deferral of acquisition costs	(296)	(287)	(9)	(157)	(148)	(9)
Amortization of acquisition costs	(39)	(42)	3	(127)	(128)	1
General and administrative expenses	1,164	746	418	575	362	213

Total benefits and expenses	4,621	2,158	2,463	2,139	923	1,216

Adjusted operating income before income taxes	458	353	105	312	237	75

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

98	101	Term life	52	51	52	48	50
112	88	Guaranteed Universal life	48	59	73	51	61
43	34	Other Universal life	17	23	32	20	23
51	31	Variable life	13	25	22	26	25

304	254	Total	130	158	179	145	159

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

59	52	Prudential Agents	27	30	31	29	30
245	202	Third party distribution	103	128	148	116	129

304	254	Total	130	158	179	145	159

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
24,487	22,526	Beginning balance	22,617	23,734	23,922	24,487	24,437
1,630	1,567	Premiums and deposits	830	762	890	809	821
(508)	(544)	Surrenders and withdrawals	(277)	(246)	(242)	(251)	(257)

1,122	1,023	Net sales	553	516	648	558	564
(246)	(265)	Benefit payments	(128)	(118)	(109)	(125)	(121)

876	758	Net flows	425	398	539	433	443
(87)	866	Interest credited and other	895	31	296	(224)	137
192	239	Net transfers from separate account	124	106	87	99	93
(721)	(652)	Policy charges	(324)	(350)	(357)	(358)	(363)
—	(3)	Acquisition	(3)	3	—	—	—

24,747	23,734	Ending balance	23,734	23,922	24,487	24,437	24,747

		Separate Account Liabilities:
27,027	27,888	Beginning balance	28,246	28,055	26,183	27,027	26,887
793	698	Premiums and deposits	307	291	420	456	337
(439)	(439)	Surrenders and withdrawals	(225)	(204)	(239)	(217)	(222)

354	259	Net sales	82	87	181	239	115
(91)	(76)	Benefit payments	(42)	(26)	(42)	(51)	(40)

263	183	Net flows	40	61	139	188	75
580	687	Change in market value, interest credited and other	124	(1,598)	1,020	(5)	585
(192)	(239)	Net transfers to general account	(124)	(106)	(87)	(99)	(93)
(451)	(464)	Policy charges	(231)	(229)	(228)	(224)	(227)
—	—	Acquisition	—	—	—	—	—

27,227	28,055	Ending balance	28,055	26,183	27,027	26,887	27,227

		FACE AMOUNT IN FORCE (3):

		Term life	670,043	679,979	689,527	697,687	706,636
		Guaranteed Universal life	114,212	117,360	121,290	124,061	127,453
		Other Universal life	43,213	43,469	44,051	44,203	44,505
		Variable life	166,490	164,363	164,020	162,960	162,416

		Total	993,958	1,005,171	1,018,889	1,028,910	1,041,010

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
256	141	Group life	10	38	25	232	24
100	45	Group disability	14	19	5	79	21

356	186	Total	24	57	30	311	45

		Future Policy Benefits (1) (2):
		Group life	2,083	1,994	2,185	2,103	2,124
		Group disability	21	11	3	29	21

		Total	2,104	2,005	2,188	2,132	2,145

		Policyholders’ Account Balances (1):
		Group life	8,120	8,234	8,359	8,271	8,367
		Group disability	264	200	210	216	240

		Total	8,384	8,434	8,569	8,487	8,607

		Separate Account Liabilities (1):
		Group life	24,550	23,646	23,292	24,339	23,816
		Group disability	—	—	—	—	—

		Total	24,550	23,646	23,292	24,339	23,816

		Group Life Insurance:
2,073	1,984	Gross premiums, policy charges and fee income (3)	1,006	974	982	1,009	1,064
1,953	1,873	Earned premiums, policy charges and fee income	955	926	932	955	998
89.0%	90.5%	Benefits ratio (4)	88.3%	88.6%	87.1%	89.4%	88.6%
10.7%	10.6%	Administrative operating expense ratio	10.5%	10.8%	12.2%	10.8%	10.6%
		Persistency ratio	92.6%	92.0%	91.3%	96.1%	95.8%

		Group Disability Insurance:
438	404	Gross premiums, policy charges and fee income (3)	205	213	196	216	222
399	352	Earned premiums, policy charges and fee income	172	197	188	203	196
79.7%	74.2%	Benefits ratio (5)	76.3%	81.8%	85.3%	82.2%	77.5%
31.6%	33.4%	Administrative operating expense ratio	34.1%	32.7%	36.9%	31.9%	31.1%
		Persistency ratio	88.6%	87.7%	87.0%	94.9%	93.7%

		Total Group Insurance (6):
87.4%	87.9%	Benefits ratio	86.5%	87.4%	86.8%	88.1%	86.6%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. Benefit ratios including market driven and discrete items are 90.8%, 89.4%, 87.1%, 88.6%, and 86.5% for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and 90.1%, and 89.6% for year-to-date June 2016 and 2015, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 47.9%, 82.2%, 85.3%, 81.8%, and 61.6% for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and 65.2%, and 67.0% for year-to-date June 2016 and 2015, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 83.8%, 88.1%, 86.8%, 87.4%, and 82.7% for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and 85.9%, and 86.0% for year-to-date June 2016 and 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
4,916	5,376	Beginning balance	5,046	5,186	4,735	4,916	4,130
217	221	Capitalization	112	104	105	100	117
(266)	(181)	Amortization - operating results	(92)	(163)	(121)	(144)	(122)
(700)	(254)	Amortization - realized investment gains and losses	89	(399)	178	(717)	17
(48)	24	Impact of unrealized (gains) or losses on AFS securities	31	7	19	(25)	(23)
—	—	Other	—	—	—	—	—

4,119	5,186	Ending balance	5,186	4,735	4,916	4,130	4,119

		INDIVIDUAL LIFE INSURANCE:
4,883	4,056	Beginning balance	3,985	4,652	4,683	4,883	4,727
334	287	Capitalization	148	166	197	162	172
36	42	Amortization - operating results	128	(97)	(78)	(77)	113
(106)	14	Amortization - realized investment gains and losses	37	(22)	9	(26)	(80)
(374)	253	Impact of unrealized (gains) or losses on AFS securities	354	(16)	72	(215)	(159)

4,773	4,652	Ending balance	4,652	4,683	4,883	4,727	4,773

		GROUP INSURANCE:
182	177	Beginning balance	175	183	182	181	181
—	9	Capitalization	9	—	1	—	—
(3)	(3)	Amortization - operating results	(1)	(1)	(2)	(1)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

179	183	Ending balance	183	182	181	180	179

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,188	1,513	Beginning balance	1,367	1,377	1,176	1,188	916
2	5	Capitalization	2	1	2	1	1
(101)	(61)	Amortization - operating results	(30)	(56)	(45)	(51)	(50)
(187)	(89)	Amortization - realized investment gains and losses	29	(148)	50	(216)	29
(9)	9	Impact of unrealized (gains) or losses on AFS securities	9	2	5	(6)	(3)
—	—	Other	—	—	—	—	—

893	1,377	Ending balance	1,377	1,176	1,188	916	893

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2015			2016
2016	2015			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
7,595	7,152	6%	Premiums	3,633	3,385	3,307	3,696	3,899
236	279	-15%	Policy charges and fee income	139	129	122	130	106
2,324	2,198	6%	Net investment income	1,099	1,081	1,078	1,120	1,204
232	314	-26%	Asset management fees, commissions and other income	166	155	164	98	134

10,387	9,943	4%	Total revenues	5,037	4,750	4,671	5,044	5,343

			Benefits and Expenses (1):
6,570	6,135	7%	Insurance and annuity benefits	3,133	2,904	2,833	3,173	3,397
457	448	2%	Interest credited to policyholders’ account balances	224	219	213	227	230
3	2	50%	Interest expense	1	2	1	2	1
(862)	(796)	-8%	Deferral of acquisition costs	(395)	(382)	(387)	(426)	(436)
533	507	5%	Amortization of acquisition costs	255	249	233	260	273
2,104	1,971	7%	General and administrative expenses	977	946	1,040	1,029	1,075

8,805	8,267	7%	Total benefits and expenses	4,195	3,938	3,933	4,265	4,540

1,582	1,676	-6%	Adjusted operating income before income taxes	842	812	738	779	803

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2016			Quarter Ended June 30, 2016
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,595	3,758	3,837	3,899	1,818	2,081
Policy charges and fee income	236	159	77	106	67	39
Net investment income	2,324	947	1,377	1,204	483	721
Asset management fees, commissions and other income	232	112	120	134	49	85

Total revenues	10,387	4,976	5,411	5,343	2,417	2,926

Benefits and Expenses (1):
Insurance and annuity benefits	6,570	3,341	3,229	3,397	1,632	1,765
Interest credited to policyholders’ account balances	457	115	342	230	56	174
Interest expense	3	2	1	1	1	—
Deferral of acquisition costs	(862)	(410)	(452)	(436)	(197)	(239)
Amortization of acquisition costs	533	258	275	273	127	146
General and administrative expenses	2,104	917	1,187	1,075	455	620

Total benefits and expenses	8,805	4,223	4,582	4,540	2,074	2,466

Adjusted operating income before income taxes	1,582	753	829	803	343	460

	Six Months Ended June 30, 2015			Quarter Ended June 30, 2015
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,152	3,457	3,695	3,633	1,627	2,006
Policy charges and fee income	279	172	107	139	85	54
Net investment income	2,198	869	1,329	1,099	435	664
Asset management fees, commissions and other income	314	175	139	166	84	82

Total revenues	9,943	4,673	5,270	5,037	2,231	2,806

Benefits and Expenses (1):
Insurance and annuity benefits	6,135	3,041	3,094	3,133	1,450	1,683
Interest credited to policyholders’ account balances	448	103	345	224	48	176
Interest expense	2	1	1	1	—	1
Deferral of acquisition costs	(796)	(388)	(408)	(395)	(179)	(216)
Amortization of acquisition costs	507	241	266	255	113	142
General and administrative expenses	1,971	855	1,116	977	418	559

Total benefits and expenses	8,267	3,853	4,414	4,195	1,850	2,345

Adjusted operating income before income taxes	1,676	820	856	842	381	461

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2015			2016
2016	2015		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
3,017	2,727	Japan, excluding Gibraltar Life	1,257	1,285	1,239	1,583	1,434
3,914	3,802	Gibraltar Life	2,060	1,786	1,719	1,794	2,120
900	902	All other countries	455	443	471	449	451

7,831	7,431	Total	3,772	3,514	3,429	3,826	4,005

		Annualized new business premiums:
427	345	Japan, excluding Gibraltar Life	146	160	164	237	190
858	770	Gibraltar Life	413	408	370	409	449
197	229	All other countries	112	103	116	98	99

1,482	1,344	Total	671	671	650	744	738

		Annualized new business premiums by distribution channel:
624	574	Life Planner Operations	258	263	280	335	289
365	318	Gibraltar Life Consultants	172	162	150	161	204
370	327	Banks	174	186	166	194	176
123	125	Independent Agency	67	60	54	54	69

1,482	1,344	Total	671	671	650	744	738

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:

3,128	2,983	Japan, excluding Gibraltar Life	1,380	1,425	1,364	1,677	1,451
4,096	4,117	Gibraltar Life	2,239	1,969	1,870	1,921	2,175
945	875	All other countries	441	461	492	480	465

8,169	7,975	Total	4,060	3,855	3,726	4,078	4,091

		Annualized new business premiums:
442	379	Japan, excluding Gibraltar Life	162	177	181	250	192
878	797	Gibraltar Life	428	432	390	425	453
208	216	All other countries	107	107	121	106	102

1,528	1,392	Total	697	716	692	781	747

		Annualized new business premiums by distribution channel:
650	595	Life Planner Operations	269	284	302	356	294
375	332	Gibraltar Life Consultants	179	175	161	169	206
376	335	Banks	178	194	172	199	177
127	130	Independent Agency	71	63	57	57	70

1,528	1,392	Total	697	716	692	781	747

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1,100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2015			2016
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	310	313	316	321	324
Gibraltar Life	328	330	331	334	335
All other countries	114	115	118	119	120

Total	752	758	765	774	779

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,194	3,234	3,278	3,341	3,384
Gibraltar Life	7,149	7,146	7,146	7,150	7,141
All other countries	1,911	1,944	1,980	2,007	2,024

Total	12,254	12,324	12,404	12,498	12,549

International life insurance policy persistency:

Life Planner Operations:
13 months	92.0%	92.6%	92.8%	93.0%	93.1%
25 months	85.7%	85.5%	85.4%	85.6%	85.6%

Gibraltar Life (3):
13 months	92.4%	92.6%	92.9%	93.2%	93.3%
25 months	82.8%	83.4%	84.0%	84.8%	85.3%

Number of Life Planners at end of period:
Japan	3,385	3,478	3,528	3,650	3,653
All other countries	4,030	4,031	4,064	3,958	3,898

Total Life Planners	7,415	7,509	7,592	7,608	7,551

Gibraltar Life Consultants	8,565	8,593	8,805	8,781	8,734

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1,100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2016				December 31, 2015
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	279,665	25,647	254,018	66.2%	240,133	23,505	216,628	63.1%
Public, held-to-maturity, at amortized cost	2,007	—	2,007	0.5%	1,834	—	1,834	0.5%
Private, available-for-sale, at fair value	52,400	14,602	37,798	9.8%	50,057	14,290	35,767	10.4%
Private, held-to-maturity, at amortized cost	478	—	478	0.1%	474	—	474	0.1%
Trading account assets supporting insurance liabilities, at fair value	21,702	—	21,702	5.7%	20,522	—	20,522	6.0%
Other trading account assets, at fair value	1,892	289	1,603	0.4%	1,849	288	1,561	0.5%
Equity securities, available-for-sale, at fair value	9,484	2,464	7,020	1.8%	9,263	2,726	6,537	1.9%
Commercial mortgage and other loans, at book value	50,805	9,747	41,058	10.7%	50,257	9,771	40,486	11.8%
Policy loans, at outstanding balance	11,930	4,729	7,201	1.9%	11,657	4,790	6,867	2.0%
Other long-term investments (1)	9,819	2,980	6,839	1.8%	9,470	2,921	6,549	1.9%
Short-term investments	4,866	816	4,050	1.1%	7,717	1,467	6,250	1.8%

Subtotal (2)	445,048	61,274	383,774	100.0%	403,233	59,758	343,475	100.0%

Invested assets of other entities and operations (3)	6,832	—	6,832		13,959	—	13,959

Total investments	451,880	61,274	390,606		417,192	59,758	357,434

Fixed Maturities by Credit Quality (2):

	June 30, 2016					December 31, 2015
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	181,138	38,520	246	219,412	85.5%	166,400	21,997	1,271	187,126	85.6%
2	26,909	3,072	300	29,681	11.6%	24,238	2,260	1,044	25,454	11.6%

Subtotal - High or Highest Quality Securities	208,047	41,592	546	249,093	97.1%	190,638	24,257	2,315	212,580	97.2%

3	4,941	274	143	5,072	2.0%	3,870	320	149	4,041	1.8%
4	1,916	145	76	1,985	0.7%	1,591	142	59	1,674	0.8%
5	119	21	11	129	0.1%	176	67	3	240	0.1%
6	227	18	1	244	0.1%	199	11	1	209	0.1%

Subtotal - Other Securities	7,203	458	231	7,430	2.9%	5,836	540	212	6,164	2.8%

Total	215,250	42,050	777	256,523	100.0%	196,474	24,797	2,527	218,744	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	10,912	897	84	11,725	30.6%	10,950	786	174	11,562	31.9%
2	20,107	1,537	348	21,296	55.6%	19,493	1,438	501	20,430	56.3%

Subtotal - High or Highest Quality Securities	31,019	2,434	432	33,021	86.2%	30,443	2,224	675	31,992	88.2%

3	3,592	129	129	3,592	9.4%	3,215	88	143	3,160	8.7%
4	856	33	41	848	2.1%	741	8	41	708	2.0%
5	571	17	21	567	1.5%	239	11	9	241	0.7%
6	269	37	15	291	0.8%	168	9	3	174	0.4%

Subtotal - Other Securities	5,288	216	206	5,298	13.8%	4,363	116	196	4,283	11.8%

Total	36,307	2,650	638	38,319	100.0%	34,806	2,340	871	36,275	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2016 and December 31, 2015, 688 securities with amortized cost of $2,720 million (fair value $2,820 million) and 938 securities with amortized cost of $4,253 million (fair value $4,325 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	June 30, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	133,008	79.3%	109,257	77.6%
Public, held-to-maturity, at amortized cost	2,007	1.2%	1,834	1.3%
Private, available-for-sale, at fair value	10,670	6.4%	9,747	6.9%
Private, held-to-maturity, at amortized cost	478	0.3%	474	0.3%
Trading account assets supporting insurance liabilities, at fair value	2,202	1.3%	2,020	1.4%
Other trading account assets, at fair value	587	0.4%	647	0.5%
Equity securities, available-for-sale, at fair value	2,811	1.7%	2,660	1.9%
Commercial mortgage and other loans, at book value	10,708	6.4%	9,756	6.9%
Policy loans, at outstanding balance	2,498	1.5%	2,208	1.6%
Other long-term investments (3)	2,094	1.3%	1,742	1.3%
Short-term investments	364	0.2%	417	0.3%

Total	167,427	100.0%	140,762	100.0%

	June 30, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	121,010	56.0%	107,371	53.0%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	27,128	12.5%	26,020	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,500	9.0%	18,502	9.1%
Other trading account assets, at fair value	1,016	0.5%	914	0.4%
Equity securities, available-for-sale, at fair value	4,209	1.9%	3,877	1.9%
Commercial mortgage and other loans, at book value	30,350	14.0%	30,730	15.2%
Policy loans, at outstanding balance	4,703	2.2%	4,659	2.3%
Other long-term investments (3)	4,745	2.2%	4,807	2.4%
Short-term investments	3,686	1.7%	5,833	2.9%

Total	216,347	100.0%	202,713	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended June 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.88%	2,353	379	4.01%	2,234	317
Equity securities	7.11%	93	(20)	6.31%	75	33
Commercial mortgage and other loans	4.32%	383	(6)	4.43%	364	6
Policy loans	4.88%	86	—	4.92%	83	—
Short-term investments and cash equivalents	0.55%	27	1	0.20%	8	1
Other investments	2.66%	57	867	4.20%	89	(412)

Gross investment income before investment expenses	3.78%	2,999	1,221	3.92%	2,853	(55)
Investment expenses	-0.15%	(107)	—	-0.15%	(97)	—

Subtotal	3.63%	2,892	1,221	3.77%	2,756	(55)

Investment results of other entities and operations (3)		258	7		276	19
Less, investment income related to adjusted operating income reconciling items		(63)			(58)

Total		3,087	1,228		2,974	(36)

	Six Months Ended June 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.91%	4,621	342	4.00%	4,434	663
Equity securities	6.15%	157	(25)	5.80%	136	78
Commercial mortgage and other loans	4.33%	761	8	4.44%	716	11
Policy loans	4.90%	170	—	4.93%	166	—
Short-term investments and cash equivalents	0.56%	54	1	0.22%	17	1
Other investments	2.92%	122	2,853	6.10%	258	1,133

Gross investment income before investment expenses	3.79%	5,885	3,179	3.97%	5,727	1,886
Investment expenses	-0.14%	(203)	—	-0.15%	(190)	—

Subtotal	3.65%	5,682	3,179	3.82%	5,537	1,886

Investment results of other entities and operations (3)		526	28		555	66
Less, investment income related to adjusted operating income reconciling items		(104)			(113)

Total		6,104	3,207		5,979	1,952

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.09%	863	283	3.29%	811	279
Equity securities	5.17%	20	2	5.64%	20	26
Commercial mortgage and other loans	4.11%	106	1	4.54%	99	5
Policy loans	3.89%	23	—	3.87%	20	—
Short-term investments and cash equivalents	0.82%	2	—	0.26%	1	—
Other investments (2)	8.07%	58	276	5.19%	33	(377)

Gross investment income before investment expenses	3.30%	1,072	562	3.44%	984	(67)
Investment expenses	-0.12%	(40)	—	-0.14%	(41)	—

Total	3.18%	1,032	562	3.30%	943	(67)

	Six Months Ended June 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.11%	1,678	468	3.23%	1,600	597
Equity securities	4.44%	34	7	4.67%	34	33
Commercial mortgage and other loans	4.26%	214	7	4.51%	191	6
Policy loans	3.90%	45	—	3.87%	41	—
Short-term investments and cash equivalents	0.81%	4	—	0.26%	2	—
Other investments (2)	5.37%	74	891	7.28%	88	(220)

Gross investment income before investment expenses	3.26%	2,049	1,373	3.41%	1,956	416
Investment expenses	-0.12%	(79)	—	-0.14%	(81)	—

Total	3.14%	1,970	1,373	3.27%	1,875	416

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended June 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.56%	1,490	96	4.57%	1,423	38
Equity securities	7.97%	73	(22)	6.60%	55	7
Commercial mortgage and other loans	4.40%	277	(7)	4.39%	265	1
Policy loans	5.40%	63	—	5.40%	63	—
Short-term investments and cash equivalents	0.54%	25	1	0.20%	7	1
Other investments	-0.02%	(1)	591	3.78%	56	(35)

Gross investment income before investment expenses	4.11%	1,927	659	4.24%	1,869	12
Investment expenses	-0.16%	(67)	—	-0.16%	(56)	—

Total	3.95%	1,860	659	4.08%	1,813	12

	Six Months Ended June 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.59%	2,943	(126)	4.62%	2,834	66
Equity securities	6.89%	123	(32)	6.31%	102	45
Commercial mortgage and other loans	4.36%	547	1	4.42%	525	5
Policy loans	5.40%	125	—	5.42%	125	—
Short-term investments and cash equivalents	0.55%	50	1	0.21%	15	1
Other investments	1.73%	48	1,962	5.62%	170	1,353

Gross investment income before investment expenses	4.16%	3,836	1,806	4.33%	3,771	1,470
Investment expenses	-0.16%	(124)	—	-0.16%	(109)	—

Total	4.00%	3,712	1,806	4.17%	3,662	1,470

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	Second Quarter 2016								Second Quarter 2015
	Premiums	Policy Charges and Fee Income	Insurance and Annuity Benefits	Interest Credited to Policy- holders’ Account Balances	Interest Expense	Amorti- zation of Acqui- sition Costs	General and Adminis- trative Expenses	Pre-Tax Adjusted Operating Income	Premiums	Policy Charges and Fee Income	Insurance and Annuity Benefits	Interest Credited to Policy- holders’ Account Balances	Amorti- zation of Acqui- sition Costs	General and Adminis- trative Expenses	Pre-Tax Adjusted Operating Income
Individual Annuities:
Annual review of assumptions	—	—	(19)	8	—	7	—	4			(2)	(8)	(21)		31
Market performance and experience true-ups	—	—	(35)	—	—	(12)	(1)	48	—	—	(60)	(10)	(23)	(1)	94
Total of above items	—	—	(54)	8	—	(5)	(1)	52	—	—	(62)	(18)	(44)	(1)	125
Reported amount	—	—	57	98	—	122	537		—	—	33	81	92	543
Amount excluding impact of items indicated above	—	—	111	90	—	127	538		—	—	95	99	136	544

Retirement:
Annual review of assumptions	362	—	363	—	—	(1)	(6)	6	—	—	—	—	—	—	—
Total of above items	362	—	363	—	—	(1)	(6)	6	—	—	—	—	—	—	—
Reported amount	974	—	1,403	—	—	5	247		—	—	—	—	—	—
Amount excluding impact of items indicated above	612	—	1,040	—	—	6	253		—	—	—	—	—	—

Individual Life:
Annual review of assumptions	—	(230)	347	—	—	(193)	36	(420)	—	(153)	1	—	(178)	(44)	68
Business integration costs	—	—	—	—	—	—	—	—	—	—	—	—	—	8	(8)
Total of above items	—	(230)	347	—	—	(193)	36	(420)	—	(153)	1	—	(178)	(36)	60
Reported amount	—	329	949	—	—	(113)	467		—	360	540	—	(128)	362
Amount excluding impact of items indicated above	—	559	602	—	—	80	431		—	513	539	—	50	398

Group Insurance:
Annual review of assumptions	14	33	6	—	—	—	—	41	—	5	(39)	16	—	—	28
Total of above items	14	33	6	—	—	—	—	41	—	5	(39)	16	—	—	28
Reported amount	1,018	176	1,001	—	—	—	—		—	156	931	77	—	—
Amount excluding impact of items indicated above	1,004	143	995	—	—	—	—		—	151	970	61	—	—

International Insurance - Life Planner operations:
Annual review of assumptions	—	(22)	33	—	—	(7)	(10)	(38)	—	(6)	13	—	(8)	—	(11)
Total of above items	—	(22)	33	—	—	(7)	(10)	(38)	—	(6)	13	—	(8)	—	(11)
Reported amount	—	67	1,632	—	—	127	455		—	85	1,450	—	113	—
Amount excluding impact of items indicated above	—	89	1,599	—	—	134	465		—	91	1,437	—	121	—

International Insurance - Gibraltar Life & Other operations:
Annual review of assumptions	—	—	33	—	—	1	—	(34)	—	—	11	—	(1)	—	(10)
Total of above items	—	—	33	—	—	1	—	(34)	—	—	11	—	(1)	—	(10)
Reported amount	—	—	1,765	—	—	146	—		—	—	1,684	—	142	—
Amount excluding impact of items indicated above	—	—	1,732	—	—	145	—		—	—	1,673	—	143	—

Corporate & Other:
Annual review of assumptions	—	—	3	—	—	—	—	(3)	—	—	(11)	—	—	—	11
Costs associated with debt tender offer	—	—	—	—	36	—	—	(36)	—	—	—	—	—	—	—
Total of above items	—	—	3	—	36	—	—	(39)	—	—	(11)	—	—	—	11
Reported amount	—	—	6	—	182	—	—		—	—	(9)	—	—	—
Amount excluding impact of items indicated above	—	—	3	—	146	—	—		—	—	2	—	—	—

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended June 30, 2016								Three Months Ended June 30, 2015
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Opera- ting Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	6,146	—	—	—	693	96	—	6,935	6,782	—	—	—	702	98	—	7,582
Policy charges and fee income	1,288	(12)	—	—	—	—	—	1,276	1,383	(133)	—	—	—	—	—	1,250
Net investment income	3,087	(8)	—	—	639	71	—	3,789	2,974	—	—	—	639	58	—	3,671
Realized investment gains (losses), net	138	1,059	—	—	205	31	—	1,433	229	(217)	—	—	165	(48)	—	129
Asset management fees, commissions and other income	1,153	(249)	108	—	9	1	(16)	1,006	1,132	157	(220)	—	19	1	(9)	1,080

Total revenues	11,812	790	108	—	1,546	199	(16)	14,439	12,500	(193)	(220)	—	1,525	109	(9)	13,712

Benefits and Expenses:

Insurance and annuity benefits	6,813	153	—	—	1,433	188	—	8,587	6,925	(147)	—	—	1,320	191	—	8,289
Interest credited to policyholders’ account balances	914	(23)	—	133	34	—	—	1,058	907	(30)	—	(234)	34	(1)	—	676
Interest expense	357	—	—	—	—	—	—	357	324	—	—	—	—	—	—	324
Deferral of acquisition costs	(718)	—	—	—	—	—	—	(718)	(664)	—	—	—	—	—	—	(664)
Amortization of acquisition costs	281	138	—	—	8	—	—	427	251	(125)	—	—	9	—	—	135
General and administrative expenses	3,108	162	—	—	103	22	(8)	3,387	2,916	(177)	—	—	110	28	(54)	2,823

Total benefits and expenses	10,755	430	—	133	1,578	210	(8)	13,098	10,659	(479)	—	(234)	1,473	218	(54)	11,583

	Six Months Ended June 30, 2016								Six Months Ended June 30, 2015
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Opera- ting Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	11,723	—	—	—	1,315	194	—	13,232	12,695	—	—	—	1,336	198	—	14,229
Policy charges and fee income	2,799	76	—	—	—	—	—	2,875	2,937	(79)	—	—	—	—	—	2,858
Net investment income	6,104	(15)	—	—	1,251	119	—	7,459	5,979	—	—	—	1,348	113	—	7,440
Realized investment gains (losses), net	312	2,817	—	—	107	78	—	3,314	458	1,475	—	—	538	19	—	2,490
Asset management fees, commissions and other income	2,166	(582)	324	—	2	2	(24)	1,888	2,238	127	(137)	—	22	3	(6)	2,247

Total revenues	23,104	2,296	324	—	2,675	393	(24)	28,768	24,307	1,523	(137)	—	3,244	333	(6)	29,264

Benefits and Expenses:

Insurance and annuity benefits	12,797	272	—	—	2,487	328	—	15,884	13,141	(52)	—	—	2,904	316	—	16,309
Interest credited to policyholders’ account balances	1,821	193	—	263	67	—	—	2,344	1,791	89	—	(37)	67	(1)	—	1,909
Interest expense	682	—	—	—	1	1	—	684	641	—	—	—	—	1	—	642
Deferral of acquisition costs	(1,403)	—	—	—	—	—	—	(1,403)	(1,311)	—	—	—	—	—	—	(1,311)
Amortization of acquisition costs	760	850	—	—	19	—	—	1,629	679	226	—	—	19	—	—	924
General and administrative expenses	6,065	283	—	—	206	44	(41)	6,557	5,780	(77)	—	—	224	51	(64)	5,914

Total benefits and expenses	20,722	1,598	—	263	2,780	373	(41)	25,695	20,721	186	—	(37)	3,214	367	(64)	24,387

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended September 30, 2015								Three Months Ended December 31, 2015
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Opera- ting Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	5,273	—	—	—	609	103	—	5,985	7,495	—	—	—	724	88	—	8,307
Policy charges and fee income	1,552	72	—	—	—	—	—	1,624	1,514	(24)	—	—	—	—	—	1,490
Net investment income	3,015	—	—	—	672	54	—	3,741	2,964	1	—	—	633	50	—	3,648
Realized investment gains (losses), net	244	1,326	—	—	95	35	—	1,700	185	(527)	—	—	200	(23)	—	(165)
Asset management fees, commissions and other income	994	(209)	(228)	—	(8)	(2)	2	549	1,087	65	(159)	—	(9)	—	(8)	976

Total revenues	11,078	1,189	(228)	—	1,368	190	2	13,599	13,245	(485)	(159)	—	1,548	115	(8)	14,256

Benefits and Expenses:

Insurance and annuity benefits	5,640	103	—	—	1,110	162	—	7,015	7,917	(12)	—	—	1,481	129	—	9,515
Interest credited to policyholders’ account balances	915	149	—	(258)	34	—	—	840	879	(47)	—	(138)	34	2	—	730
Interest expense	339	—	—	—	—	1	—	340	322	—	—	—	1	1	—	324
Deferral of acquisition costs	(650)	—	—	—	—	—	—	(650)	(691)	—	—	—	—	—	—	(691)
Amortization of acquisition costs	509	404	—	—	9	—	—	922	443	(178)	—	—	9	—	—	274
General and administrative expenses	2,862	95	—	—	107	19	—	3,083	3,193	(52)	—	—	103	23	(6)	3,261

Total benefits and expenses	9,615	751	—	(258)	1,260	182	—	11,550	12,063	(289)	—	(138)	1,628	155	(6)	13,413

	Three Months Ended March 31, 2016
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	5,577	—	—	—	622	98	—	6,297
Policy charges and fee income	1,511	88	—	—	—	—	—	1,599
Net investment income	3,017	(7)	—	—	612	48	—	3,670
Realized investment gains (losses), net	174	1,758	—	—	(98)	47	—	1,881
Asset management fees, commissions and other income	1,013	(333)	216	—	(7)	1	(8)	882

Total revenues	11,292	1,506	216	—	1,129	194	(8)	14,329

Benefits and Expenses:

Insurance and annuity benefits	5,984	119	—	—	1,054	140	—	7,297
Interest credited to policyholders’ account balances	907	216	—	130	33	—	—	1,286
Interest expense	325	—	—	—	1	1	—	327
Deferral of acquisition costs	(685)	—	—	—	—	—	—	(685)
Amortization of acquisition costs	479	712	—	—	11	—	—	1,202
General and administrative expenses	2,957	121	—	—	103	22	(33)	3,170

Total benefits and expenses	9,967	1,168	—	130	1,202	163	(33)	12,597

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses, and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2016

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 3, 2016

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of August 3, 2016

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.